SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  FORM 8-K/A

                              AMENDMENT NO. 1 TO
                                 CURRENT REPORT



          PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES ACT OF 1934


                          Date of Report: May 22, 1997




                                FAC REALTY, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



                                    DELAWARE
                            (STATE OF INCORPORATION)





         1-11998                           56-1819372
 (COMMISSION FILE NUMBER)           (IRS EMPLOYER IDENTIFICATION NO.)




                              11000 Regency Parkway
                                    Suite 300
                              Cary, North Carolina
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)


                                      27511
                                   (ZIP CODE)




                                 (919) 462-8787
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

ITEM 2: ACQUISITION OR DISPOSITION OF ASSETS

         On March 27, 1997, FAC Realty, Inc. ("FAC") consummated the acquisition of five community centers in and around Raleigh, North Carolina, from North Hills Properties, Inc. for a total purchase price of $32.3 million. The acquisition of a 49.5% partnership interest in a sixth center is pending approval by the partnership.

         The North Hills acquisition includes approximately 606,000 square feet of gross leasable area ("GLA") with an average occupancy of approximately 97%. The following is a list of the centers:


                                                                  CURRENT
                       N.C.           DATE           TOTAL        OCCUPANCY              KEY TENANTS                 NOI AT
    PROPERTY         LOCATION       DEVELOPED         GLA             %        ANCHOR            OTHER MAJOR      12/31/96(1)
    --------         --------       ---------         ---             -        ------            -----------      --------

Gateway           Wilson              1992              91,266       100       K-Mart          Winn-Dixie              $501,275
                                                                                               lease executed;
                                                                                               construction to
                                                                                               begin spring
                                                                                               1997

-------------------------------------------------------------------------------------------------------------------------------
Eastgate          Raleigh             1966              54,375       100       Books-A-        Kerr Drug                361,937
                                                                               Million         Subway

-------------------------------------------------------------------------------------------------------------------------------
MacGregor         Cary                1986             142,655       99        N/A             Eckerd Drug            1,159,787
Village                                                                                        Spa Health Club



-------------------------------------------------------------------------------------------------------------------------------
Northridge        Raleigh             1980             165,215       92        Winn-Dixie      Ace Hardware           1,205,575
                                                                                               Kerr Drug


-------------------------------------------------------------------------------------------------------------------------------
Tower             Raleigh             1976             152,157       96        Food Lion       Shoe Show                597,283
                                                       -------       --        Big Lots        Kerr Drug             ----------
GRAND TOTAL                                            605,668       97                        Baskin Robbins        $3,825,857
                                                       =======       ==                                              ==========




1. Net operating income (NOI) is equal to revenue in excess of certain operating expenses. Operating expenses are exclusive of any interest, depreciation, amortization, general and administrative expenses.

         Following the completion of the acquisition, FAC has 36 outlet centers and 5 community centers. The acquisition was financed with approximately $30.5 million drawn by the Company's credit facility with Nomura Asset Capital Corporation and the balance from available cash.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         As previously reported, FAC Realty, Inc. completed the acquisition of certain properties from North Hills Properties, Inc. on March 27, 1997.

         (A)  FINANCIAL STATEMENTS OF BUSINESS ACQUIRED

              Set forth below is the Combined Statement of Revenue and Certain Expenses of North Hills for the year ended December 31, 1996, as described more fully in the notes thereto.

         (B)  PRO FORMA FINANCIAL STATEMENTS

              The pro forma condensed consolidated statements of operations for the years ended December 31, 1996 and 1995, which assume the North Hills acquisition had been completed as of January 1, 1995, were included in the consolidated financial statements and Note 12 thereto included in Form 10-K for the fiscal year ended December 31, 1996.

              The pro forma condensed consolidated statements of operations for the three months ended March 31, 1997, which assume the North Hills acquisition had been completed as of January 1, 1995, were included in the consolidated financial statements and Note 3 thereto included in Form 10-Q for the quarter ended March 31, 1997.

              A pro forma condensed consolidated balance sheet as of the end of the most recent period is not required as the North Hills acquistion was reflected in the consolidated balance sheet as of March 31, 1997 included in Form 10-Q for the quarter ended March 31, 1997.

         (C)  EXHIBITS

              2.1 Agreement of Purchase and Sale Among North Hills Properties,
                  Inc., Tower Properties Limited Partnership and FAC Realty, Inc. dated March 27, 1997 (incorporated by reference to
                  Exhibit 2.1 to FAC Realty, Inc.'s Current Report on Form 8-K dated April 11, 1997.)

              2.2 First Amendment to Agreement of Purchase and Sale Among
                  North Hills Properties, Inc., Tower Properties Limited Partnership and FAC Realty, Inc. dated March 27, 1997.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                            FAC REALTY, INC.


                            /s/ Patrick M. Miniutti
                            Patrick M. Miniutti
                            Executive Vice President and Chief Financial Officer





Date:    May 22, 1997

                      Audited Combined Financial Statement

                                   North Hills

                          YEAR ENDED DECEMBER 31, 1996
                       WITH REPORT OF INDEPENDENT AUDITORS

                                   North Hills

                      Audited Combined Financial Statement

                          Year ended December 31, 1996


                                    CONTENTS


Report of Independent Auditors........................................1

Audited Combined Financial Statement

Combined Statement of Revenue and Certain Expenses....................2
Notes to Combined Statement of Revenue and Certain Expenses...........3

(ERNST & YOUNG LLP LOGO)      o  Suite 700               o Phone:  919 981 2800
                                 3200 Beechleaf Court 27604-1063
                                 P.O. Box 40789
                                 Raleigh, North Carolina 27629-0789





                         REPORT OF INDEPENDENT AUDITORS



To the Board of Directors and Stockholders
FAC Realty, Inc.


We have audited the accompanying Combined Statement of Revenue and Certain Expenses of North Hills as described in Note 1 for the year ended December 31, 1996. This combined financial statement is the responsibility of North Hills' management. Our responsibility is to express an opinion on this combined financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the combined financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the combined financial statement. An audit also includes assessing the basis of accounting used and the significant estimates made by management, as well as evaluating the overall combined financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Combined Statement of Revenue and Certain Expenses was prepared using the basis of accounting described in Note 1 for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Form 8-K of FAC Realty, Inc. and is not intended to be a complete presentation of North Hills' revenue and expenses.

In our opinion, the combined financial statement referred to above presents fairly, in all material respects, the revenue and certain expenses described in
Note 1 of North Hills for the year ended December 31, 1996, in conformity with generally accepted accounting principles.

                                                          /s/ Ernst & Young LLP

March 7,1997


     Ernst & Young LLP is a member of Ernst & Young International, Ltd.

                                   North Hills

               Combined Statement of Revenue and Certain Expenses

                          Year ended December 31, 1996



Rental income                                           $ 5,169,317

Certain expenses:
 Utilities                                                   63,392
 Real estate taxes                                          380,307
 Repairs and maintenance                                    827,605
 Insurance                                                   72,156
                                                       ------------
Total certain expenses                                    1,343,460
                                                       ------------
Revenue in excess of certain expenses                   $ 3,825,857
                                                       ============


SEE ACCOMPANYING NOTES.

                                   North Hills

           Notes to Combined Statement of Revenue and Certain Expenses

                                December 31, 1996



1.       BASIS OF PRESENTATION

Presented herein is the Combined Statement of Revenue and Certain Expenses related to the operations of five commercial real estate properties located in and around Raleigh, North Carolina identified as North Hills.

North Hills is not a legal entity but rather a combination of the operations of certain real estate properties expected to be acquired by FAC Realty, Inc. The accompanying Combined Statement of Revenue and Certain Expenses includes the accounts of the following commercial real estate properties, each of which is wholly owned by various parties not affiliated with FAC Realty, Inc.


                  PROPERTY                    OWNER


In-service properties:
     Eastgate                        North Hills Properties, Inc.
     Gateway Plaza                   North Hills Properties, Inc.
     MacGregor Village               North Hills Properties, Inc.
     North Ridge                     North Hills Properties, Inc.
     Tower                           Tower Properties Limited Partnership


In accordance with Rule 3-14 of Regulation S-X, the accompanying combined financial statement is not representative of the actual operations for the year presented as certain expenses that may not be comparable to the expenses expected to be incurred by FAC Realty, Inc. in the proposed future operations of the aforementioned properties have been excluded. Expenses excluded consist of interest, depreciation and amortization, management fees, and general and administrative expenses not directly related to future operations.

                                   North Hills

2.   SIGNIFICANT ACCOUNTING POLICIES

REVENUE RECOGNITION

Minimum rental income is recognized on a straight-line basis over the term of the lease. Certain lease agreements contain provisions which provide for rents based on a percentage of sales and certain leases provide for additional rents based on a percentage of sales volume above a specified breakpoint and reimbursement of real estate taxes, insurance, advertising, utilities and certain common area maintenance (CAM) costs. These additional rents are reflected on the accrual basis.

USE OF ESTIMATES

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the combined financial statement and accompanying notes. Actual results could differ from those amounts.

3.   LEASES

North Hills is being leased to tenants under operating leases that will expire over the next 20 years.

Expected future minimum rents to be received over the next five years and thereafter from tenants for leases in effect at December 31, 1996 are as follows:

                                                                 TOTAL



     1997                                                       $ 4,177,893
     1998                                                         3,767,733
     1999                                                         3,497,212
     2000                                                         2,977,246
     2001                                                         2,405,127
     Thereafter                                                  22,035,632
                                                               ----------
                                                               $ 38,860,843
                                                               ============